UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 987-8368

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2024, the Board of Directors (the “Board”) of BTCS Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”) which became effective on July 3, 2024. Among other things, the amendments effected by the Amended and Restated Bylaws include:

●	Adding a provision for the voting requirements of approving amendments to the Articles of Incorporation effectuating reverse stock splits, in accordance with Section 78.2055 of the Nevada Revised Statutes (“NRS”).
●	Amending the timeframe in which a proxy is valid from three years, unless the proxy provides otherwise, to six months, unless the proxy specifies otherwise, but in no case may the proxy duration exceed seven years.
●	Raising the voting threshold of director removal to align with the NRS from the majority of outstanding shares to no less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.
●	Eliminating the requirement that an annual meeting of the Board of Directors must occur immediately after the annual meeting of stockholders.
●	Aligning the requirements for uncertificated shares with the provisions of the NRS.
●	Removal of various redundant provisions and other provisions that are not required by the NRS or other governing law.

The Amended and Restated Bylaws also include various other updates, including certain technical, conforming, and clarifying changes that align with the NRS. The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of BTCS Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: July 5, 2024	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer